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                                                                    EXHIBIT 23.9

                         CONSENT OF ARTHUR ANDERSEN LLP

     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of Suiza Foods Corporation on Form S-4 of our reports dated February 10, 1997, included in the Form S-4 of Suiza Foods Corporation dated October 28, 1997 (File No. 333-37861), and to all references to our firm included in this Registration Statement.


                                          /s/ ARTHUR ANDERSEN LLP

Dallas, Texas
February 17, 1998